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                                                           EXHIBIT 10.19



                                   DEMAND NOTE

$12,000,000                                           Philadelphia, Pennsylvania
                                                               February 25, 1997

      The undersigned hereby promises to pay to the order of CoreStates Bank, N.A. ("Lender") the principal sum of TWELVE MILLION DOLLARS ($12,000,000), or, if less, the unpaid balance of the Demand Line (as such term is defined in the Loan Agreement hereinafter mentioned), ON DEMAND and at such other times as set forth in the Loan Agreement, together with interest at the rates and times provided in the Loan Agreement.

      All such principal and interest shall be payable in lawful money of the United States of America in immediately available funds at Lender's principal office in Philadelphia, Pennsylvania, or at such other place as the Lender shall specify from time to time.

      The undersigned hereby waives presentment, demand for payment, notice of dishonor or acceleration, protest and notice of protest and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Demand Note, except any notice requirements set forth in the Loan Agreement.

      This is the Demand Note mentioned in, and is entitled to the benefits of, the Loan Agreement.

      This Demand Note is issued in order to amend, restate and evidence, and to be a substitute for, but not to be a payment, satisfaction or cancellation of, that certain Master Demand Note dated February 13, 1997 by the undersigned in favor of Lender in the original principal amount of $8,250,000 (the "Original Note"). The substitution of this Demand Note for the Original Note does not extinguish the indebtedness evidenced by the Original Note and such indebtedness is continuing.

      BORROWER HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER FOR SUCH SUMS AS SHALL HAVE BECOME DUE UNDER THIS DEMAND NOTE OR THE LOAN AGREEMENT, IN EITHER CASE WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, WITHOUT STAY OF EXECUTION AND WITH THE GREATER OF FIVE PERCENT (5%) OF SUCH SUMS OR $3,000 ADDED AS A REASONABLE ATTORNEY'S FEE FOR COLLECTION. BORROWER HEREBY WAIVES THE RIGHT OF INQUISITION ON ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER UPON THE

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WRIT OF EXECUTION SAID VOLUNTARY CONDEMNATION AND AGREES THAT SAID REAL ESTATE
MAY BE SOLD ON A WRIT OF EXECUTION; AND ALSO WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. BORROWER ALSO HEREBY WAIVES ITS RIGHT TO OBJECT TO AND RELEASES ALL PROCEDURAL ERRORS IN SUCH PROCEEDINGS. IF A COPY OF THIS AGREEMENT, VERIFIED BY AFFIDAVIT LENDER OR SOMEONE ON BEHALF OF LENDER, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AGREEMENT AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF, AND THE SAME MAY BE EXERCISED FROM TIME TO TIME AND AS OFTEN AS LENDER SHALL DEEM NECESSARY OR DESIRABLE AND THIS AGREEMENT SHALL BE A SUFFICIENT WARRANT.

      IN WITNESS WHEREOF the undersigned, by its duly authorized officers, executes this Demand Note on the day and year first above written.

(Corporate Seal)                      DIPLOMAT AMBASSADOR, INC.

Attest:
                                      By /s/ Barry Budilov
/s/ Rudy Slucker                         ----------------------------
--------------------------            Title: President
    Secretary                                ------------------------